                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

            |_|         Preliminary Proxy Statement
            |_|         Confidential,   for  Use  of  the  Commission  only  (as
                        permitted by Rule 14a-6(e)2)
            |X|         Definitive Proxy Statement
            |_|         Definitive Additional Materials
            |_|         Soliciting  Material  Pursuant to Rule 14a-11(c) or Rule
                        14(a)-12

                            The Millbrook Press Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            |X|         No fee required.

            |_|         Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(1) and 0-11.

            (1)         Title of each class of securities  to which  transaction
                        applies:

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            (2)         Aggregate  number  of  securities  to which  transaction
                        applies:

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            (3)         Per unit price or other  underlying value of transaction
                        computed  pursuant to Exchange  Act Rule 0-11 (Set forth
                        the  amount on which the filing  fee is  calculated  and
                        state how it was determined):
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            (4)         Proposed maximum aggregate value of transaction:

            (5)         Total fee paid:

            |_|         Fee paid previously with preliminary materials.

            |_|         Check box if any part of the fee is  offset as  provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount Previously Paid:

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            (2) Form, Schedule or Registration Statement no.:

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            (4) Date Filed:

                                      -2-

                            THE MILLBROOK PRESS INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 25, 2003
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Meeting") of THE MILLBROOK PRESS INC., a Delaware  corporation (the "Company"), will be held at The Century Club, 7 West 43rd Street,  New York, New York 10022,
on March 25, 2003, at 10:00 A.M., Local Time, for the following purposes:

                        1. To elect five (5)  members of the Board of  Directors
            to serve until the next  annual  meeting of  stockholders  and until their successors have been duly elected and qualified;

                        2. To approve  amendments  to the  Company's  1994 Stock
            Option Plan;

                        3. To ratify the appointment of Carlin,  Charron & Rosen
            LLP as the Company's independent auditors for the fiscal year ending
            July 31, 2003; and

                        4. To transact  such other  business as may  properly be
            brought before the Meeting or any adjournment thereof.

            The Board of  Directors  has fixed the close of business on February
26, 2003 as the record date for the Meeting.  Only stockholders of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          DAVID ALLEN,
                                          Secretary

Dated: February 28, 2003

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            THE MILLBROOK PRESS INC.
                             2 OLD NEW MILFORD ROAD
                          BROOKFIELD, CONNECTICUT 06804
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 25, 2003

                                ----------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the Board
of  Directors  of  THE  MILLBROOK  PRESS  INC.,  a  Delaware   corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the Annual Meeting of  Stockholders  of the Company (the "Meeting") to be
held at The Century Club, 7 West 43rd Street, New York, New York 10022, on March
25, 2003, at 10:00 A.M., Local Time, or at any adjournment thereof.

            The principal  executive offices of the Company are located at 2 Old
New Milford Road,  Brookfield,  Connecticut 06804. The approximate date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to stockholders is February 28, 2003.

                        RECORD DATE AND VOTING SECURITIES

            Only stockholders of record at the close of business on February 26,
2003, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 2,869,887 outstanding shares of the Company's common stock,  $.01 par value (the "Common  Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  All shares of Common  Stock have equal voting rights.  A majority of the outstanding  shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common Stock  represented  by Proxies,  which are properly executed,  duly returned and not revoked,  will be voted in accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election as  Directors  of the persons who have been  nominated  by the Board of
Directors,  (ii) for the  approval of  amendments  to the  Company's  1994 Stock
Option Plan (the  "Plan"),  (iii) for the  ratification  of the  appointment  of
Carlin, Charron & Rosen LLP as the Company's independent auditors for the fiscal year ending July 31,  2003,  and (iv) for any other  matter that may properly be brought  before the Meeting or any  adjournment  thereof in accordance  with the judgment of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and vote in person.  Any Proxy  executed and returned by a stockholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting,  or by execution of a subsequent  proxy which is presented to the Meeting,  or if the stockholder  attends the Meeting and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.  For purposes of determining the presence of a quorum for transacting business at the
Meeting,  abstentions  and broker  "non-votes"  (i.e.,  proxies  from brokers or nominees  indicating that such persons have not received  instructions  from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have  discretionary  power)
will be  treated  as shares  that are  present  but which  have not been  voted.
Brokers that do not receive instructions are entitled to vote on the election of directors and the  ratification  of  independent  auditors.  Abstentions  may be specified  on all  proposals  (except  the  election of  directors)  and will be counted as present for purposes of the item on which the abstention is noted.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of the Company's  Common Stock,  as of the Record Date, by each person known by the
Company  to be the  beneficial  owner of more than five  percent  of the  Common
Stock,  each  director,  each executive  officer,  and nominee for election as a director and by all directors and executive  officers of the Company as a group.
Unless otherwise indicated, the address for directors, executive officers and 5%
stockholders is 2 Old New Milford Road, Brookfield, Connecticut 06804.

Name and Address                               Shares                Percentage
of Beneficial Owner                        Beneficially Owned        of Class(1)
-------------------                        ------------------        -----------

Barry Fingerhut                            1,066,035(2)(18)             37.1%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Irwin Lieber                               1,041,535(3)(18)             36.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Barry Rubenstein                           1,037,536(4)(18)             36.2%
68 Wheatley Road
Brookville, NY 11545

John Kornreich                               973,917(5)(18)             33.9%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Michael J. Marocco                           968,917(6)(18)             33.8%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Andrew Sandler                               953,988(7)(18)             33.2%
767 Fifth Avenue, 45th Floor
New York, NY 10153

21st Century Communications                  943,678(8)(18)             32.9%
  Foreign Partners, L.P.
c/o Fiduciary Trust (Cayman) Limited
P.O. Box 1062
Grand Cayman, B.W.I.

21st Century Communications                  943,678(9)(18)             32.9%
  Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

21st Century Communications                  943,678(10)(18)            32.9%
  T-E Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

Shufro, Rose & Co., LLC                      276,100(11)             9.6%
745 Fifth Avenue
New York, NY 10151

Name and Address                               Shares                Percentage
of Beneficial Owner                        Beneficially Owned        of Class(1)
-------------------                        ------------------        -----------

Frank J. Farrell                             154,205(12)                 4.8%

Howard Graham                                235,475(13)                 7.2%

Jean E. Reynolds                              65,839(14)                 1.9%

David Allen                                   47,500(15)                  *

Simon Boughton                                 6,666(15)                  *

Hannah Stone                                 952,764(16)(18)            32.9

Bruno A. Quinson                               4,000(15)                  *

Joseph Kanon                                   4,000(15)                  *

All directors and executive officers
as a group (8 persons)                     1,470,449(17)                44.9%

---------
*Less than 1%

(1)         Beneficial  ownership is determined in accordance  with the rules of the Securities and Exchange Commission  ("Commission") and generally includes  voting or  investment  power with  respect to  securities, shares  of Common  Stock  upon the  exercise  of  options,  warrants currently exercisable, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the
            person   holding  such  options  or  warrants  but  are  not  deemed outstanding  for  computing  the  percentage  ownership of any other person.

(2)         Represents   (i)  108,357  shares  of  Common  Stock  owned  by  Mr.
            Fingerhut, (ii) an aggregate of 943,678 shares of Common Stock owned by 21st Century  Communications  Partners,  L.P. ("21st  Partners"),
            21st Century Communications T-E Partners, L.P. ("21st T-E") and 21st
            Century Communications  Foreign Partners,  L.P. ("21st Foreign") and
            (iii)  14,000  shares  owned by  Pamela  Fingerhut,  the wife of Mr.
            Fingerhut. By virtue of being a shareholder, officer and director of
            InfoMedia Associates,  L.P. ("InfoMedia") which is a general partner of 21st  Partners,  21st T-E and 21st  Foreign,  and the  husband of
            Pamela  Fingerhut,  Mr. Fingerhut may be deemed to have shared power to vote and to dispose of 957,678  shares of Common  Stock  owned by such  recordholders,  of which Mr.  Fingerhut  disclaims  beneficial ownership,  except to the  extent  of his  equity  interest  in such recordholders.

(3)         Represents  (i) 97,857  shares owned by Mr.  Lieber and (ii) 943,678 shares of Common  Stock  owned by 21st  Partners,  21st T-E and 21st
            Foreign.  By virtue of being a shareholder,  officer and director of
            InfoMedia which is a general partner of 21st Partners,  21st T-E and

            21st Foreign,  and a general partner of Wheatley,  Mr. Lieber may be deemed to have  shared  power to vote and  dispose  of the shares of
            Common Stock owned by 21st  Partners,  21st T-E and 21st Foreign and
            Wheatley.   Mr.  Lieber  disclaims   beneficial   ownership  of  the
            securities  owned by 21st  Partners,  21st T-E and 21st  Foreign and
            Wheatley,  except  to the  extent  of his  equity  interest  in such recordholders.

(4)         Represents  (i) an aggregate of 943,678 shares of Common Stock owned by 21st Partners,  21st T-E and 21st Foreign,  (ii) 89,858 shares of
            Common Stock owned by Woodland Partners ("Woodland") and (iii) 4,000 shares owned by Brian Rubenstein,  the son of Barry  Rubenstein.  By
            virtue of being a  shareholder,  officer and  director of  InfoMedia which  is a  general  partner  of 21st  Partners,  21st T-E and 21st
            Foreign and a general  partner of Woodland,  Mr.  Rubenstein  may be deemed to have shared  power to vote and  dispose of the  securities owned by 21st Partners,  21st T-E and 21st Foreign, and Woodland and
            the father of Brian Rubenstein.  Mr. Rubenstein disclaims beneficial ownership of all of the above securities except to the extent of his equity interest in such recordholders.

(5)         Represents (i) 30,239 shares of Common Stock owned by Mr.  Kornreich and (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st
            T-E and 21st  Foreign.  By virtue of being the majority  shareholder and  director of an entity  which is a general  partner of an entity which is the general  partner of another  entity  which is a general partner of 21st Partners,  21st T-E and 21st Foreign,  Mr. Kornreich
            may be deemed to have  shared  power to vote and to  dispose  of the securities  owned by 21st  Partners,  21st T-E and 21st Foreign,  of which Mr. Kornreich disclaims beneficial ownership.

(6)         Represents  (i) 25,239  shares of Common Stock owned by Mr.  Marocco and (ii) an  aggregate  of 943,678  shares of Common  Stock owned by
            21st  Partners,  21st T-E and 21st  Foreign.  By virtue of being the sole  shareholder,  officer  and  director  of an entity  which is a general partner of an entity which is the general partner of another entity  which is a general  partner of 21st  Partners,  21st T-E and
            21st Foreign, Mr. Marocco may be deemed to have shared power to vote and to dispose of the securities  owned by 21st  Partners,  21st T-E
            and  21st  Foreign,  of  which  Mr.  Marocco  disclaims   beneficial
            ownership.

(7)         Represents  (i) 10,310  shares of Common Stock owned by Mr.  Sandler and (ii) an  aggregate  of 943,678  shares of Common  Stock owned by
            21st  Partners,  21st T-E and 21st  Foreign.  By virtue of being the majority  shareholder  and  director of an entity which is a general partner of an entity which is the general  partner of another entity which  is a  general  partner  of 21st  Partners,  21st T-E and 21st
            Foreign,  Mr. Sandler may be deemed to have shared power to vote and to dispose of the securities  owned by 21st  Partners,  21st T-E and
            21st Foreign, of which Mr. Sandler disclaims beneficial ownership.

(8)         Represents  (i) 86,142  shares of Common Stock owned by 21st Foreign and (ii) 639,840 shares of Common Stock and 217,696 shares of Common
            Stock owned by 21st  Partners and 21st T-E,  respectively,  of which
            21st Foreign disclaims beneficial ownership. The general partners of
            21st  Foreign  are Sandler  Investment  Partners,  L.P.,  a New York
            limited partnership  ("Sandler General Partner") and InfoMedia.  The general  partner of the Sandler  General  Partner is Sandler Capital
            Management,  a New York  general  partnership  ("SCM").  The general partners  of SCM  are  corporations  that  are  affiliates  of  John

            Kornreich,   Michael  Marocco,  Andrew  Sandler  and  Hannah  Stone.
            Infomedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry
            Rubenstein.

(9)         Represents  (i)  639,840  shares  of  Common  Stock  owned  by  21st
            Partners,  (ii) 217,696  shares of Common Stock and 86,142 shares of
            Common Stock owned by 21st T-E and 21st  Foreign,  respectively,  of which 21st  Partners  disclaims  beneficial  ownership.  The general partners  of 21st  Partners  are the  Sandler  General  Partner  and
            InfoMedia.  The general  partner of the Sandler  General  Partner is
            SCM.  The  general  partners  of  SCM  are  corporations   that  are
            affiliates of one or more of John Kornreich, Michael Marocco, Andrew
            Sandler and Hannah Stone. Infomedia's shareholders are Irwin Lieber,
            Barry Fingerhut and Barry Rubenstein.

(10)        Represents  (i)  217,696  shares of Common  Stock owned by 21st T-E,
            (ii)  639,840  shares of Common  Stock and  86,142  shares of Common
            Stock owned by 21st  Partners  and 21st  Foreign,  respectively,  of which 21st T-E disclaims beneficial ownership.  The general partners of 21st Partners are the Sandler General Partner and InfoMedia.  The
            general  partner of the Sandler  General Partner is SCM. The general partners of SCM are corporations  that are affiliates of one or more of John Kornreich, Michael Marocco, Andrew Sandler and Hannah Stone.
            Infomedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry
            Rubenstein.

(11)        Such  information  is  derived  from a  Schedule  13G filed with the
            Commission by such entity on February 13, 2003.

(12)        Includes  84,696  shares of Common  Stock  issuable  upon  presently exercisable options.

(13)        Represents  155,696  shares of Common Stock  issuable upon presently exercisable  options  and 79,779  shares of Common  Stock  which are owned by Mr. Graham and his wife as joint tenants.

(14)        Includes  51,333  shares of Common  Stock  issuable  upon  presently exercisable options.

(15)        Consists of shares issuable upon presently exercisable options.

(16)        Represents (i) 2,586 shares of Common Stock owned by Ms. Stone, (ii)
            6,500 shares of Common Stock  issuable  upon the exercise of options and (iii) an  aggregate  of 943,678  shares of Common Stock owned by
            21st  Partners,  21st T-E and 21St  Foreign.  By virtue of being the sole  shareholder  and  controlling  person of an entity  which is a general partner of an entity which is the general partner of another entity  which is a general  partner of 21st  Partners,  21st T-E and
            21st  Foreign,  Ms. Stone may be deemed to have shared power to vote and dispose of the securities  owned by 21st Partners,  21st T-E and
            21st Foreign, of which Ms. Stone disclaims beneficial ownership.

(17)        Includes  options  and other  shares of Common  Stock  described  in footnotes 12-16 above.

(18)        With respect to Barry Rubenstein, Irwin Lieber, and Barry Fingerhut,
            the foregoing  information is derived from a Schedule 13D filed with the  Commission  by such  individuals  or entities on July 18, 2002.
            With respect to 21st  Partners,  21st T-E, 21st Foreign,  Michael J.
            Marocco,  John  Kornreich,  Andrew  Sandler  and Hannah  Stone,  the
            foregoing  information is derived from a Schedule 13D filed with the
            Commission by such individuals or entities on July 18, 2002.

                        PROPOSAL I--ELECTION OF DIRECTORS

Nominees

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a  plurality  of the votes  cast,  in person  or by  proxy,  at the  Meeting.
Abstentions  from voting and broker  nonvotes on the election of directors  will have no effect since they will not  represent  votes cast at the Meeting for the purpose of electing  directors.  All  nominees  are  currently  directors of the
Company. The terms of the current directors expire at the Meeting and when their successors are duly elected and  qualified.  Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director,  if elected.  Should any of the nominees not remain a candidate  for election at the date of the Meeting,  the Proxies  will be voted in favor of those  nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.  The names of the nominees and certain information concerning them are set forth below:

                                                             First Year
                Name                      Age              Became Director
                ----                      ---              ---------------

            Howard Graham                  72                  1989
            Frank J. Farrell               66                  1989
            Hannah Stone                   37                  1997
            Bruno A. Quinson               64                  1999
            Joseph Kanon                   56                  1999

            HOWARD GRAHAM, one of the Company's founders, has been a director of the Company since its  inception in 1989,  served as a  Vice-President  from the
Company's  inception in 1989 until  December  1997 and has been  Chairman of the
Board of the Company since October 1997. From 1970 to 1988, Mr. Graham served in various  senior  management  positions  at  Grolier,  Inc.  ("Grolier")  and its subsidiaries,  including  President of Grolier  International and executive Vice
President of Grolier.  He also served on Grolier's  board of directors from 1983 to 1988.

            FRANK J. FARRELL, one of the Company's founders, has been a director of the Company since its inception and served as a Vice  President and Secretary from its inception until December 1996. From 1978 to 1989, Mr. Farrell served in various senior management positions with Grolier and its subsidiaries, including
President of Grolier Educational Corporation and President of Grolier Electronic
Publishing,  Inc.  and Group Vice  President  of  Grolier's  domestic  reference materials  operations.  He also served on Grolier's board of directors from 1988 to 1989.

            HANNAH  STONE has served as a  director  of the  Company  since June
1997. Ms. Stone is Managing  Director of Sandler Capital  Management,  which she joined in 1993. Sandler Capital Management,  through affiliates,  is involved in the  management  of 21st  Partners,  21st T-E and 21st  Foreign.  Ms. Stone also serves as a director of several private companies and Penton Media.

            BRUNO A.  QUINSON  has served as a  director  of the  Company  since
November 1999. Mr. Quinson served as Chief  Executive  Officer of Henry Holt and
Co., Inc.  Prior to that Mr. Quinson was President of the General Books Division at the Macmillan  Publishing Co. Currently Mr. Quinson serves as a consultant to the Publishing Industry.

            JOSEPH KANON has served as a director of the Company since  November
1999.  Mr. Kanon  served as Executive  Vice  President  for Trade and  Reference
Publishing at Houghton  Mifflin Inc. from 1987 to 1995.  Prior to that Mr. Kanon was Chief Executive Officer of E.P. Dutton. Mr. Kanon is currently an author and has published two best-selling novels.

            The Board of Directors has a Stock Option and Compensation Committee
which  administers  the Company's  1994 Stock Option Plan (the "Plan") and makes recommendations concerning salaries, incentive compensation for employees of and consultants to the Company, and an Audit Committee which reviews the results and scope of the audit and other  services  provided  by the  Company's  independent accountants.  The Stock  Option and  Compensation  Committee  is composed of Mr.
Graham and Ms. Stone. The Audit Committee is composed of Mr. Farrell,  Mr. Kanon and Mr. Quinson.  The Company also has a Finance  Committee to review  potential equity or debt financings.  Such Finance Committee  consists of Mr. Graham,  Ms.
Stone and Mr. Kanon. The Company presently does not have a Nominating Committee, the customary functions of such committee being performed by the entire Board of
Directors.

Director Compensation

            The Company's  internal directors are not compensated for attendance at  meetings.  The  Company  currently  compensates  its outside  directors  for services  rendered  in their  capacity  as  directors  at a rate of  $1,000  per meeting.

Meetings

            The Board of  Directors  held four (4)  meetings,  during the fiscal year  ended  July 31,  2002.  From  time to time,  the  members  of the Board of
Directors act by unanimous  written consent pursuant to the laws of the State of
Delaware.

Audit Committee Report

            The audit committee reviews the Company's  financial  statements and accounting  policies,  resolves  potential  conflicts of interest,  receives and reviews the  recommendations  of the  independent  auditors and confers with the
Company's  independent  auditors with respect to the training and supervision of internal accounting  personnel and the adequacy of internal accounting controls.
For the fiscal  year ended July 31,  2002,  the members of the  Company's  audit committee were Mr. Farrell,  Ms. Stone and Mr. Quinson.  In October 2002, at the

meeting of the audit  committee,  Ms.  Stone  resigned  as a member of the audit committee  and was  replaced by Mr.  Kanon.  The audit  committee  has adopted a written audit committee  charter,  a copy of which was included as Appendix A to the Company's Proxy Statement for its last annual meeting.

            The audit  committee held two meetings  during the fiscal year ended
July 31, 2002. All its members were present in all meetings.  The members of the audit  committee  have reviewed and discussed  the Company's  audited  financial statements with the Company's  management and have discussed matters required to be discussed by SAS 61  (Codification  of Statements on Auditing  Standards,  AU
Section 380) with DiSanto Bertoline & Company,  P.C., the Company's  independent auditors  for the fiscal  year  ended July 31,  2002.  The audit  committee  has received  the  written  disclosures  and the letter  from  DiSanto  Bertoline  &
Company,  P.C., as required by the  Independent  Standards Board Standard No. 1,
and have  recommended that the audited  financial  statements be included in the
Company's  annual  report for the  fiscal  year  ended  July 31,  2002.  DiSanto
Bertoline & Company,  P.C.  merged with the firm of Carlin,  Charron & Rosen LLP effective  October 16, 2002 with  Carlin,  Charron & Rosen LLP  becoming the new firm name.

Other Executive Officers

            DAVID ALLEN, 47, has been Vice President and Chief Financial Officer of the Company since  February  1999.  On June 1, 2002,  Mr. Allen was appointed
President of the Company and he became Chief Executive  Officer in October 2002.
Prior thereto,  Mr. Allen was (i) Vice President of JDM, Inc. from December 1996 to December 1998, and (ii) Vice  President,  Atlas Editions,  Inc.  formerly GMH
Marketing, from June 1985 to December 1996.

            JEAN E. REYNOLDS,  60, one of the Company's founders,  has served as
Senior Vice  President-Publisher  since  October  1996 and as  President  of the
Company  from its  inception  in 1989 to October  1996.  From 1970 to 1981,  Ms.
Reynolds  served in various  management  positions  at  Grolier,  including  the editor-in-chief of Young People's Publications and of The New Book of Knowledge.
Ms.  Reynolds  is a director  of the Book  Industry  Study  Group and chairs its
Juvenile Interest Group, which monitors industry  statistics.  She is a director of the industry trade organization, The Children's Book Council. She also serves as a director of Kiper  Enterprises,  Inc., a private  company  specializing  in first aid materials and Wellington  Leisure  Products,  Inc., a private  company specializing in the  manufacturing of rope, craft and watersports  material.  On
June 1, 2000, Ms. Reynolds was elected Executive Vice President and Publisher of the Company.

            SIMON  BOUGHTON,  41,  joined the  Company  in October  2000 as Vice
President  &  Publisher  Roaring  Brook  Press  to  establish  and  run  the new trade/fiction  imprint named Roaring Brook Press, which launched in Spring 2002.
He was previously Vice President & Publishing Director,  Alfred A. Knopf & Crown
Books for Young  Readers,  a division  of Random  House and also held  editorial positions  at Simon & Schuster  Books for Young  Readers  and  Kingfisher  Books
(London).

Recommendation

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES FOR DIRECTOR.

Executive Compensation

            The following table sets forth,  for the Company's 2002 fiscal year, all  compensation  awarded to,  earned by or paid to David Allen,  the Company's
President,  Chief Operating  Officer and Chief Financial  Officer,  and the most highly  compensated  executive  officers of the Company other than Mr. Allen who were executive  officers of the Company at the end of the fiscal year ended July
31, 2002 and whose salaries and bonus exceeded $100,000 (three individuals) with respect to the fiscal year ended July 31, 2002.

                           Summary Compensation Table
                                                                                        Long Term
                                           Annual Compensation                        Compensation
                                           -------------------                        ------------
                                                                   Other Annual  Number      All other
     Name and                                                      Compensation   of        Compensation
Principal Position               Year     Salary(s)      Bonus($)     ($)(1)     Options         ($)
------------------               ----     ---------      --------     ------     -------         ---

David Allen, President,          2002     $153,000         -             -        55,000          -
Chief Operating Officer,         2001      161,000         -             -        10,000          -
Chief Financial                  2000      153,000       15,000          -        25,000          -
Officer and Secretary

Jean E. Reynolds,                2002     $146,000         -             -        25,000          -
Executive Vice                   2001      145,000         -             -          -             -
President and Publisher          2000      137,500        7,000          -        10,000          -

Richard McCullough,              2002     $138,000         -             -        20,000          -
Senior Vice                      2001      129,000       20,000          -          -             -
President Sales and              2000      125,000       20,000          -          -             -
Marketing (2)

Simon Boughton,                  2002     $150,000       25,000          -        40,000          -
Vice President and               2001      133,000       20,000          -        10,000          -
Publisher (3)

(1)         Perquisites and other personal  benefits,  securities or property to each  executive  officer did not exceed the lesser of $50,000 or 10%
            of such executive officer's salary and bonus.

                                       10

(2)         Mr. McCullough's employment with the Company commenced July 1999 and terminated February 2003.

(3)         Mr. Boughton's employment with the Company commenced October 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

            The following table sets forth information with respect to the grant of options to the named executive officers during the fiscal year ended July 31,
2002.

                      Option/SAR Grants in Last Fiscal Year
                               (Individual Grants)

                                               Percent of
                                Number of         Total
                               Securities      Options/SARs
                               Underlying      Granted to         Exercise or
                               Options/SARs    Employees in       Base Price          Expiration
       Name                     Granted (#)     Fiscal Year         ($/Sh)              Date
        (a)                         (b)             (c)               (d)                (e)
--------------------------------------------------------------------------------------------------

David Allen                        55,000           25%             $2.41             August 2008
Jean E. Reynolds                   25,000           12%             $3.15             August 2008
Richard McCullough                 20,000            9%             $3.15             August 2008
Simon Boughton                     40,000           18%             $1.80              May 2009

            During the  fiscal  year ended  July 31,  2002,  no named  executive officer exercised options.  The following table provides  information related to the number of options held by the named  executive  officers at fiscal year end.
No options  held by any such  executive  officer was in the money at fiscal year end.

                                                     Number of Securities
                                                     Underlying Unexercised
                                                     Options at FY-End (#)

                                                 Exercisable     Unexercisable
                                                 -----------     -------------

             Jean E. Reynolds                       38,833          28,333
             David Allen                            30,000          60,000
             Richard McCullough                      6,667          23,333
             Simon Boughton                          3,333          46,667

                                       11

            The following table provides certain information with respect to compensation plans under which equity securities of the Company are authorized for issuance.

                      Equity Compensation Plan Information

                                                                                   Number of securities
                                                                                   remaining available
                                                                                   for future issuance
                                                                                        under equity
                               Number of Securities          Weighted                compensation plans
                                to be issued upon            Average               (excluding securities
                                  exercise of            Exercise price of          reflected in column
                              Outstanding options           Outstanding                    (a)
Plan Category                 ---------------------      ----------------           ---------------------
-------------                         (a)                       (b)                        (c)

Equity compensation
plans approved by
security holders (1)               587,900                    $ 2.74                     87,100

Equity compensation
plans not approved by
security holders                      -                          -                         -

Total                              587,900                    $ 2.74                     87,100

(1) Consists of the Company's 1994 Stock Option Plan.

EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

            The Company has entered into an  employment  agreement  with Jean E.
Reynolds pursuant to which she is employed on a full-time basis as the Company's
Executive  Vice  President -  Publisher.  The term of the  employment  agreement expires in December 1, 2004. Ms.  Reynolds annual base cash  compensation  under the employment agreement is $160,000. Ms. Reynolds' base salary will be reviewed annually by the Board of Directors.  Ms. Reynolds has agreed not to compete with the Company during the term of her employment  agreement and for a period of two years thereafter.

            On February l, 2001, the Company  renewed the  employment  agreement with David Allen  pursuant  to which he is employed on a full-time  basis as the
Company's  Chief  Operating and Financial  Officer.  The term of the  employment contract  expired  February 1, 2003 and Mr. Allen is  currently  employed by the
Company  without an employment  contract.  Mr. Allen's annual base  compensation under the employment agreement was $160,000.  For the fiscal year ended July 31,
2002, Mr. Allen received no bonus.  Mr. Allen has agreed not to compete with the
Company during the term of his employment agreement and for a period of one year thereafter.  The Company and Mr. Allen are in the process of  renegotiating  his contract.

                                       12

            On October 1, 2000, the Company entered into an employment agreement with Simon Boughton pursuant to which he is employed on a full time basis as the
Company's Vice  President and Publisher of Roaring Brook Press.  The term of the employment  contract  expired  October 1, 2002,  and Mr.  Boughton is  currently employed by the Company  without an  employment  agreement.  The Company and Mr.
Boughton are in the process of renegotiating  his contract.  Mr. Boughton's base compensation is $150,000 with a guaranteed bonus of $25,000.

CHANGE OF CONTROL

            The  Company has entered  into an  agreement  with David Allen which provides  that in the event of a sale or change of control of the  Company,  Mr.
Allen will receive a payment of $150,000.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

            Neither Mr. Allen,  Mr.  Boughton,  Ms.  Reynolds,  Mr. Graham,  Mr.
Farrell,  Mr. Kanon, Mr. Quinson nor Ms. Stone have filed Form 4s to reflect the grant to them of stock  options  during the fiscal year ended July 31, 2002.  In addition,  Howard Graham did not file a Form 4 to reflect the  redemption by the
Company,  at a  redemption  price of $.01 per  warrant,  of warrants to purchase
12,500  shares  previously  held by him. It is the intention of all the above to file Form 5s shortly to reflect their respective transactions

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            The  Company  has  signed  a  consulting   agreement   with  (Graham
International  Publishing & Research,  Inc.),  one of the  principals of whom is
Howard  Graham,  a Director  of the  Company.  In the fiscal year ended July 31,
2002, the Company paid such entity $100,000.

            There  were no other  transactions  involving  the  Company  and its subsidiaries  and its executive  officers  and/or  Directors from August 1, 2000 which exceeded $60,000.

                   PROPOSAL II -- APPROVAL OF AMENDMENT TO THE
                             1994 STOCK OPTION PLAN

            The Board of Directors proposes that the amendments to the 1994 Plan
(the "1994  Plan  Amendments")  be  approved,  whereby  (i) the number of shares issuable  upon the  exercise of options  under the 1994 Plan would be  increased from 675,000 to 900,000 and (ii) the  termination  date of the 1994 Plan will be extended to March 25, 2013.

            As of the  Record  Date,  options to  purchase  87,100  shares  were available for grant under the 1994 Plan and options to purchase  587,900  shares were  issued  and  outstanding,  with  a  weighted  average  exercise  price  of approximately  $2.81 per share.  All such issued options vest over a 2 to 5 year period.

                                       13

            The 1994 Plan is intended to assist the  Company in  attracting  and
retaining  employees,   officers,  directors,   consultants  and  advisors  (the
"Optionees")  by allowing them to participate in the ownership and growth of the
Company through the grant of incentive and nonqualified stock options.

            The  Board of  Directors  believes  it is in the  Company's  and its stockholders'  best  interests  to approve the 1994 Plan  Amendments  because it would allow the Company to continue to grant  options  under the 1994 Plan which facilitates the benefits of the additional  incentive  inherent in the ownership of Common Stock by the  Optionees  and helps the Company  retain the services of these Optionees.

            The 1994 Plan  Amendments  are  attached  as Exhibit A to this Proxy
Statement.

                      SUMMARY OF THE 1994 PLAN, AS AMENDED

            The  following  summary  of  the  1994  Plan,  assuming  stockholder approval  of the 1994 Plan  Amendments,  is  qualified  in its  entirety  by the specific language of the 1994 Plan.

            GENERAL.  The 1994  Plan  provides  for the grant of  incentive  and nonqualified stock options to employees,  officers,  directors,  consultants and advisors of the Company.

            SHARES  SUBJECT  TO THE 1994  PLAN.  A  maximum  of  900,000  of the authorized  but  unissued or treasury  shares of the Common Stock of the Company may be issued upon the exercise of options granted under the 1994 Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification,  or similar  change in the capital  structure  of the Company, appropriate  adjustments will be made to the shares subject to the 1994 Plan and to outstanding options. To the extent that any outstanding option under the 1994
Plan expires or  terminates  prior to exercise in full or if shares  issued upon the exercise of an option are  repurchased by the Company,  the shares of Common
Stock for which  such  option is not  exercised  or the  repurchased  shares are returned to the 1994 Plan and again become available for grant.

            ADMINISTRATION.  The 1994  Plan  will be  administered  by the Stock
Option and  Compensation  Committee,  consisting  of two or more  members of the
Board of  Directors  appointed by the Board of  Directors.  The Stock Option and
Compensation  Committee  will also make any other  determinations  necessary  or advisable for the  administration  of the 1994 Plan. The  determinations  by the
Stock Option Committee will be final and conclusive.

            TERMS AND CONDITIONS OF OPTIONS.  Each option granted under the 1994
Plan is  evidenced by a written  agreement  between the Company and the Optionee specifying  the number of shares  subject to the option and the other  terms and conditions of the option, consistent with the requirements of the 1994 Plan. The exercise price of each option is determined by the Stock Option and Compensation
Committee,  but may not be less than 85% of the fair market  value of the shares of Common Stock covered by the option on the date the option is granted (or 100%
of such market price with respect to incentive stock  options).  If an incentive stock  option is to be  granted  to an  employee  who owns over 10% of the total combined voting power of all classes of the Company's  stock,  then the exercise price may not be less than 110% of the fair  market  value of the  Common  Stock

                                       14

covered by the option on the date the option is granted.  The exercise price may be paid in cash, by check,  or in cash  equivalents,  by tender of shares of the
Company's Common Stock owned by the Optionee having a fair market value not less than the exercise  price, by the assignment of the proceeds of a sale of some or all of the  shares of Common  Stock  being  acquired  upon the  exercise  of the option,  or by any  combination  of these.  Notwithstanding  the  foregoing,  an
Optionee may not take any actions which are prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder.

            Options granted under the 1994 Plan become  exercisable at such time or times and subject to such terms and  conditions as shall be determined by the
Stock Option and  Compensation  Committee at the time of grant. The term of each option is seven  years  unless  otherwise  determined  by the Stock  Option  and
Compensation  Committee on the date of grant,  subject to earlier termination in the event the Optionee's service with the Company ceases.

            In general,  during the lifetime of the Optionee,  the option may be exercised only by the Optionee and may not be transferred or assigned, except by will or the laws of descent and  distribution.  However,  the 1994 Plan provides that,  with the  consent of the Stock  Option  and  Compensation  Committee,  an
Optionee may  transfer a  nonqualified  option to (i) a trust for the  exclusive benefit of the or (ii) a member of the Optionee's  immediate  family (or a trust for his or her benefit).

            TERMINATION OR AMENDMENT.  Unless  earlier  terminated by the Board, the 1994 Plan will terminate on March 25, 2013.

            SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

            INCENTIVE  STOCK OPTIONS.  Incentive stock options granted under the
1994 Plan are intended to be "incentive stock options" as defined by Section 422 of the Internal Revenue Code of 1986, as amended. Under present law, the grantee of an incentive  stock option will not realize  taxable income upon the grant or the exercise of the  incentive  stock option and the Company will not receive an income tax  deduction  at either  such time.  If the  grantee  does not sell the shares acquired upon exercise of an incentive stock option within either (i) two years after the grant of the  incentive  stock option or (ii) one year after the date of exercise of the incentive stock option,  the gain upon a subsequent sale of the shares will be taxed as long-term  capital gain.  If the grantee,  within either of the above  periods,  disposes of the shares  acquired upon exercise of the incentive  stock option,  the grantee will  recognize as ordinary  income an amount  equal to the lesser of (i) the gain  realized by the  grantee  upon such disposition  or (ii) the  difference  between  the  exercise  price and the fair market value of the shares on the date of exercise.  In such event,  the Company would be entitled to a  corresponding  income tax deduction  equal to the amount recognized as ordinary income by the grantee.  The gain in excess of such amount recognized  by the  grantee as  ordinary  income  would be taxed as a  long-term capital  gain  or  short-term  capital  gain  (subject  to  the  holding  period requirements for long-term or short-term capital gain treatment).

            Unless the shares  subject to an incentive  stock option are subject to a risk of forfeiture at the time the option is exercised, the exercise of the incentive  stock  option will  result in the excess of the  stock's  fair market value on the date of exercise  over the  exercise  price  being  included in the
Optionee's

                                       15

alternative  minimum taxable income (AMTI).  If the shares are subject to a risk of  forfeiture  and are  nontransferable,  the  excess  described  above will be included  in AMTI  when the  risk of  forfeiture  lapses  or the  shares  become transferable, whichever occurs sooner. Liability for the alternative minimum tax is complex and  depends  upon an  individual's  overall  tax  situation.  Before exercising an incentive  stock  option,  a grantee  should  discuss the possible application  of the  alternative  minimum  tax with his tax  advisor in order to determine the tax's impact.

            NON-QUALIFIED STOCK OPTIONS.  Upon exercise of a non-qualified stock option granted under the 1994 Plan, the grantee will recognize  ordinary  income in an amount equal to the excess of the fair market value of the shares received over the exercise  price of such shares.  That amount  increases  the  grantee's basis in the  stock  acquired  pursuant  to the  exercise  of the  non-qualified option.  Upon a subsequent sale of the stock,  the grantee will incur short-term or long-term  gain or loss  depending upon his holding period for the shares and upon the shares'  subsequent  appreciation or depreciation in value. The Company will be allowed a federal  income tax  deduction  for the amount  recognized  as ordinary income by the grantee upon the grantee's exercise of the option.

            SUMMARY OF TAX CONSEQUENCES.  This outline is no more than a summary of the  federal  income tax  provisions  relating  to the grant and  exercise of options under the1994 Plan and the sale of shares  acquired under the 1994 Plan.
Individual circumstances may vary these results. The federal income tax laws and regulations are constantly being amended,  and each participant should rely upon his own tax counsel for advice  concerning  the  federal  income tax  provisions applicable to the 1994 Plan.

                              AMENDED PLAN BENEFITS

            The following table sets forth the stock options  outstanding  under the 1994 Plan as of the Record Date.

                                                                Stock Options
                                                                 Outstanding
                                                                 -----------
             David Allen                                            90,000
             Jean Reynolds                                          67,166
             Simon Boughton                                         50,000
             All Executive Officers as a Group                     207,166
             Non-Executive Directors as a Group                    273,392
             Non-Executive Officer Employees as a Group             10,000

RECOMMENDATION

            THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE FOR THE 1994 STOCK OPTION
PLAN AMENDMENTS.

                                       16

                  PROPOSAL III--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            The Board of Directors appointed DiSanto Bertoline & Company,  P.C., certified  public  accountants,  as the Company's  independent  auditors for the fiscal year  ending  July 31,  2003 (now known as Carlin,  Charron & Rosen LLP).
Although the selection of auditors does not require  ratification,  the Board of
Directors has directed that the  appointment of Carlin,  Charron & Rosen LLP, be submitted to  stockholders  for  ratification  due to the  significance of their appointment to the Company.  If  stockholders  do not ratify the  appointment of them,  the Board of Directors will consider the  appointment of other  certified public  accountants.  The approval of the proposal to ratify the  appointment of
Carlin,  Charron & Rosen LLP requires the affirmative  vote of a majority of the votes cast by all  shareholders  represented  and entitled to vote  thereon.  An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an  "against"  vote and will not be counted in determining whether the proposal has received the required shareholder vote.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On August 2, 2002, The Millbrook Press Inc. (the "Company") received a letter from the Securities  Exchange Commission (the "SEC") which advised that the SEC had  received a letter from Arthur  Andersen  LLP  ("Andersen")  whereby
Andersen  had  notified  the SEC that it was  unable  to  perform  future  audit services  for the Company  and, as a result,  Andersen's  relationship  with the
Company was effectively terminated.

            The  audit  reports  of  Andersen  on  the  consolidated   financial
statements  of the Company for each of the fiscal  years ended July 31, 2001 and
2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            During the Company's two most recent fiscal years and the subsequent interim period  preceding the  resignation of Andersen on August 2, 2002,  there were no  disagreements  between  the  Company  and  Andersen  on any  matter  of accounting principles or practices,  financial statement disclosure, or auditing
scope  or  procedure,   which   disagreements  if  not  resolved  to  Andersen's
satisfaction  would have caused them to make  reference to the subject matter of the disagreement in connection with their reports.

            During the fiscal  years ended July 31, 2001 and 2000 and during the fiscal year ended July 31, 2002, there were no "reportable events" as defined by
Item 304(a)(1)(v) of Regulation S-K.

            The  Company  requested  that  Andersen  furnish  it  with a  letter addressed to the Securities and Exchange  Commission  stating  whether or not it agrees  with the  above  statements.  Because  Anderson  no longer  employs  the engagement partner or manager, the Company is unable to provide this letter.

            The Company engaged DiSanto  Bertoline & Co.  ("DiSanto") as its new principal independent accountants on August 5, 2002.

                                       17

            Neither the Company nor anyone on its behalf has  consulted  DiSanto during the Company's two most recent fiscal  years,  or any  subsequent  interim period, prior to the engagement of DiSanto.

            The decision to engage DiSanto as independent public accountants was made by the Board of Directors of the Company  following the  recommendation  of its Audit Committee.

            On October 17, 2002,  DiSanto  Bertoline & Company,  P.C.  ("DiSanto
Bertoline")  resigned as the  Company's  independent  public  accountants.  This resignation results from DiSanto Bertoline's merger with Carlin, Charron & Rosen
LLP effective October 16, 2002.

            DiSanto Bertoline's  reports on the Company's  financial  statements for the year  ended  July  31,  2002  did not  contain  an  adverse  opinion  or disclaimer of opinion,  nor were they  qualified or modified as to  uncertainty, audit scope or accounting principles.

            During the year ended July 31,  2002 and  through  the date  hereof, there were no disagreements  with DiSanto  Bertoline on any matter of accounting principle or practice,  financial  statement  disclosure,  or auditing  scope or procedure which, if not resolved to DiSanto Bertoline's satisfaction, would have caused them to make  reference to the subject  matter in  connection  with their report on the Company's  financial  statements  for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

            The Company provided DiSanto  Bertoline with a copy of the foregoing disclosures.  A copy of DiSanto  Bertoline's  letter,  dated  October 17,  2002, stating its agreement with such statements was filed as Exhibit A to Form 8-K.

            Effective  October 17, 2002,  the Board of  Directors,  based upon a recommendation  of its Audit  Committee,  retained  Carlin,  Charron & Rosen LLP
("CCR") as its independent  auditors to audit the Company's financial statements for the year ending July 31, 2003.  During the year ended July 31, 2002 and 2001 and through the date hereof, the Company did not consult CCR with respect to the
application  of  accounting  principles  to  a  specified  transaction,   either
completed  of proposed,  or the type of audit  opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT FEES

            DiSanto  Bertoline & Company,  P.C.,  billed the Company $37,000 for the following professional services:  audit of the Company's annual consolidated financial  statements  for the fiscal year ended July 31,  2002  included in the
Company's  annual  report on Form  10-KSB  and review of the  Company's  interim financial  statements included in the Company's quarterly reports on Form 10-QSB for the period ended April 31, 2002.

                                       18

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

            DiSanto,  Bertoline & Company, P.C., did not render any professional service  related to  financial  information  systems  design and  implementation services for the fiscal year ended July 31, 2002.

ALL OTHER FEES

            DiSanto  Bertoline & Company,  P.C.,  billed the Company $12,000 for tax services rendered during the fiscal year ended July 31, 2002.

RECOMMENDATION

            THE BOARD OF  DIRECTORS  OF THE  COMPANY  RECOMMENDS  A VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON & ROSEN LLP, AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2003.

                                  ANNUAL REPORT

            All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 2002 Annual Report for the fiscal year ended July 31,  2002,  which  contains  certified  financial statements of the Company for the fiscal year ended July 31, 2002.

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE  COMPANY'S  ANNUAL  REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 31,
2002 (WITHOUT EXHIBITS),  AS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,
BY  WRITING  TO DAVID  ALLEN,  CHIEF  FINANCIAL  OFFICER  AND  SECRETARY  AT THE
MILLBROOK PRESS INC., 2 OLD NEW MILFORD ROAD, BROOKFIELD, CONNECTICUT 06804.

                              STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection  with the next Annual Meeting of  Stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than July 7, 2003.

            On May 21, 1998 the  Securities and Exchange  Commission  adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of
1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder  proposal which is not  addressed in the  Company's  proxy  statement.  The new  amendment provides that if a proponent of a proposal  fails to notify the Company at least
45 days  prior  to the  month  and day of  mailing  of the  prior  year's  proxy

                                       19

statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

            With respect to the Company's 2003 Annual  Meeting of  Stockholders,
if the  Company is not  provided  notice of a  stockholder  proposal,  which the stockholder  has  not  previously  sought  to  include  in the  Company's  proxy statement,  by September 20, 2003, the Company will be allowed to use its voting authority as outlined above.

                                  OTHER MATTERS

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration  at the  Meeting.  If any other  matter or  matters  are  properly brought before the Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary  authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

David Allen
Secretary

February 28, 2003

                                       20

                                                                       EXHIBIT A

                               1994 PLAN AMENDMENT

            The following  amends Section 4 of the 1994 Stock Option Plan of The
Millbrook  Press,  Inc.  All other  terms of the Plan  remain in full  force and effect.

            4. COMMON  STOCK.  Options may be granted for a number of shares not to exceed,  in the aggregate  900,000 shares of common stock of the Corporation,
$.01 par value per share ("Common Stock"), except as such number of shares shall be adjusted in accordance  with the provisions of Section 6 hereof.  Such shares may be either  authorized  but  unissued  shares or  reacquired  shares or other treasury  shares.  In the event that any option  granted  under the Plan expires unexercised,  or  is  surrendered  by a  participant  for  cancellation,  or  is terminated or ceases to be exercisable  for any other reason without having been fully  exercised  prior to the end of the period  during  which  options  may be granted under the Plan, the shares which had been subject to such option,  or to the unexercised portion thereof, shall again become available for new options to be granted under the Plan to any eligible employee (including the holder of such
former  option).   Notwithstanding  anything  else  contained  herein,  (i)  the termination  date of the Plan is March 25,  2013,  (ii) an Optionee may not take any actions which are prohibited by the Sarbanes-Oxley Act of 2002 and the rules and  regulations  hereunder  and (iii) no  recipient  of Options  may be granted
Options to purchase in excess of  thirty-five  percent of the maximum  number of shares of Common Stock authorized to be issued under the 1994 Plan.

                                       21

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            THE MILLBROOK PRESS INC.

                     Proxy - Annual Meeting of Stockholders
                                 March 25, 2003

The  undersigned,  a  stockholder  of  The  Millbrook  Press  Inc.,  a  Delaware corporation  (the  "Company") does hereby appoint David Allen and Jean Reynolds, and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be
entitled  to  vote  if  personally   present  at  the  2002  Annual  Meeting  of
Stockholders  of the Company to be held at The Century Club, 7 West 43rd Street,
New York, New York 10022, on March 25, 2003, at 10:00 a.m. Local Time, or at any
adjournment or adjournments thereof.

The undersigned hereby instructs said proxies or their substitutes:

1.   ELECTION OF DIRECTORS:
     The election of the following  directors:  Howard Graham, Frank J. Farrell,
     Bruno A.  Quinson,  Joseph  Kanon and Hannah  Stone to serve until the next annual meeting of  stockholders  and until their  successors have been duly elected and qualified.

     /  /  FOR      /  /  WITHHOLD           TO  WITHHOLD  AUTHORITY TO VOTE FOR
                           VOTE              ANY NOMINEE(S), PRINT NAME(S) BELOW

                                             ___________________________________

2.   AMEND 1994 STOCK OPTION PLAN:
     To approve amendments to the Company's 1994 Stock Option Plan.

     /  /  FOR     /  /  AGAINST            /  /    ABSTAIN

3.   RATIFICATION OF APPOINTMENT OF AUDITORS:
     To ratify the appointment of Carlin, Charron & Rosen LLP as the independent auditors of the Company for the year ending July 31, 2003.

     /  /  FOR     /  /  AGAINST            /  /    ABSTAIN

4.    DISCRETIONARY AUTHORITY:
     To vote with  discretionary  authority  with  respect to all other  matters which may come before the Meeting.

     THIS PROXY WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
     GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE  VOTED TO ELECT
     DIRECTORS,  AMEND THE 1994 STOCK OPTION PLAN AND TO RATIFY THE  APPOINTMENT
     OF CARLIN, CHARRON & ROSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                    The   undersigned   hereby  revokes  any  proxy  or  proxies
                    heretofore  given,  and ratifies  and confirms  that all the
                    proxies   appointed   hereby,  or  any  of  them,  or  their
                    substitutes,  may  lawfully do or cause to be done by virtue hereof.  The undersigned  hereby  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy  Statement, both dated  February 28, 2003,  and a copy of the  Company's
                    Annual  Report on Form  10-KSB  for the year  ended July 31,
                    2002.

                    Dated _________________________________________________ 2003

                    ____________________________________________________________